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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  March 7, 2003

                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-60778                  75-2795365
     (State or Other               (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)            Identification No.)
     Incorporation)

                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)

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Item 2. Acquisition or Disposition of Assets

     On March 7, 2003, Dresser Inc. acquired from Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc., Tokheim RPS, LLC, Tokheim Investment Corp, Tokheim Services LLC and Tokheim and Gasboy of Canada Ltd, (collectively referred to as the "Sellers") the assets of Tokheim North America and its MSI business unit for consideration of $15.0 million in cash and assumed liabilities.

     Assets included in the purchase consist of current Tokheim product lines, the Tokheim brand in North America, the Freemont, IN, service center, and the Brighton, Ontario, Canada, distribution center. Dresser, Inc. will continue to operate Tokheim's former Highland Ranch, CO, MSI facility. Not included in the purchase are the facilities in Ft. Wayne, IN and Washington, IN.

     As a result of the asset purchase under the approval of the United States Bankrupty Court for the District of Delaware, Dresser is currently evaluating whether it is subject to the requirements of Regulation S-X, Rule 3-05.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                        The following Exhibits are filed herewith

                        10.1 Assignment and Assumption agreement dated March 7, 2003 between First Reserve Fund IX, L.P. and Dresser, Inc.

                        10.2 Purchase agreement dated November 29, 2002 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc. Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

                        10.3 Letter agreement dated January 24, 2003 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc., Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

                        10.4 Letter agreement dated March 7, 2003 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc., Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

                        99.1    Press Release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DRESSER, INC.

Date:   March 21, 2003                  By: /s/ Patrick M. Murray
                                            --------------------------------
                                                Patrick M. Murray
                                                Chief Executive Officer

                                            /s/ James A. Nattier
                                            --------------------------------
                                                James A. Nattier
                                                Executive Vice President
                                                Chief Financial Officer

                                            /s/ Dale B. Mikus
                                            --------------------------------
                                                Dale B. Mikus
                                                Vice President - Finance and
                                                Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit No.                                 Description
-------------       -----------------------------------------------------------

10.1 Assignment and Assumption agreement dated March 7, 2003 between First Reserve Fund IX, L.P. and Dresser, Inc.

10.2 Purchase agreement dated November 29, 2002 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc. Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

10.3 Letter agreement dated January 24, 2003 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc. Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

10.4 Letter agreement dated March 7, 2003 by First Reserve Fund IX, L.P. and Tokheim Corporation, Sunbelt Hose & Petroleum Equipment, Inc. Tokheim RPS, LLC, Tokheim Investment Corp., Gasboy International, Inc., Tokheim Services, LLC and Tokheim and Gasboy of Canada, Ltd.

99.1                Press Release.